UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 29, 2013

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 29, 2013, the Board of Directors of WebMD Health Corp. (the “Company” or “WebMD”) approved the Company entering into a Second Amendment to the Rights Agreement (the “Second Amendment”), which will amend the Rights Agreement, dated as of November 2, 2011 (the “Original Agreement”), as previously amended by the Amendment to the Rights Agreement, dated as of October 18, 2012 (the “First Amendment”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent. The Original Agreement, as amended by the First Amendment and the Second Amendment, is referred to as the “Rights Agreement.”

Pursuant to the Second Amendment, the Final Expiration Date (as defined in the Rights Agreement) of the Rights Agreement will occur upon the date that the Second Amendment is signed, which is expected to occur by August 2, 2013. Accordingly, the Rights (as defined in the Rights Agreement) will expire at the close of business on the date that the Second Amendment is signed and the Rights Agreement will be terminated.

In connection with the adoption of the Second Amendment and the termination of the Rights Agreement, the Company will file with the Secretary of State of the State of Delaware a Certificate of Elimination of the Certificate of Designation, Preferences and Rights of Series A Junior Preferred Stock (the “Certificate of Elimination”) eliminating the Certificate of Designation with respect to the Company’s Series A Junior Preferred Stock, which would have been issuable, under certain circumstances, upon exercise of the Rights. In accordance with Section 103 of the General Corporation Law of the State of Delaware (the “DGCL”), the Certificate of Elimination will become effective upon filing and, in accordance with Section 151(g) of the DGCL, will have the effect of amending the Company’s Restated Certificate of Incorporation.

Pursuant to General Instruction B.3 of Form 8-K, the following are incorporated by reference into this Item 1.01: (i) the description of the Rights Agreement included in the Current Report on Form 8-K filed by the Company on November 3, 2011 and (ii) the description of the First Amendment included in the Current Report on Form 8-K filed by the Company on October 18, 2012.

Item 2.02.	Results of Operations and Financial Condition.

On July 31, 2013, WebMD Health Corp. issued a press release announcing its results for the quarter ended June 30, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.3 to this Current Report includes forward-looking financial information that accompanied the press release. Exhibit 99.4 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.”

Exhibits 99.1 through 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosures included in Item 1.01 of this Current Report are incorporated by reference in this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

To the extent required by Item 5.03 of Form 8-K, the disclosures included in Item 1.01 of this Current Report are incorporated by reference in this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release, dated July 31, 2013, regarding the Registrant’s results for the quarter ended June 30, 2013

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: July 31, 2013	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 31, 2013, regarding the Registrant’s results for the quarter ended June 30, 2013

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3